Exhibit 10.44

THIS WARRANT CERTIFICATE, AND THE WARRANTS EVIDENCED HEREBY, WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE THE TIME OF EXPIRY (AS DEFINED BELOW).

PROMIS NEUROSCIENCES INC.

COMMON SHARE PURCHASE WARRANT

Certificate No: 2021-BW-[●]

Number of Warrants: [●]	Date: August 25, 2021

1.                            Warrants to Purchase Common Shares. For value received by the undersigned, [●] (the “Holder”), is the registered holder of [●] common share purchase warrants (the “Warrants”). Each Warrant will entitle the Holder to subscribe for and purchase one fully paid and non-assessable common share (a “Warrant Share”) of ProMIS Neurosciences Inc. (the “Corporation”) in lawful money of Canada at any time up to 5:00 p.m. Toronto time on or before August 25, 2026 (the “Time of Expiry”) at a purchase price of US$0.16 per Warrant Share for each Warrant represented hereby after which time the Warrants represented hereby shall expire (the price at which one Warrant Share of the Corporation may be purchased hereunder from time to time being hereinafter referred to as the “Exercise Price”), all subject to adjustment as hereinafter provided in this Warrant certificate. The Warrants may he exercised by surrendering this Warrant certificate, together with a subscription form in the form attached as Schedule “A” hereto duly completed and executed and a wire transfer, certified cheque, bank draft or money order in the lawful money of Canada payable to or to the order of the Corporation, at the office of the Corporation at Suite 200, 1920 Yonge Street, Toronto, Ontario, M4S 3E2, (facsimile: 416.847.6899) or such other address as the Corporation may determine and notify the Holder, acting reasonably. The Corporation will then issue that number of Warrant Shares specified in the subscription form as fully paid and non-assessable Warrant Shares.

2.                            Partial Exercise. The Holder may subscribe for and purchase less than the full number of Warrant Shares entitled to be subscribed for and purchased hereunder. In the event that the Holder subscribes for and purchases less than the full number of Warrant Shares entitled to be subscribed for and purchased under this Warrant certificate prior to the Time of Expiry. the Corporation shall issue a new Warrant certificate to the Holder in substantially the same form as this Warrant certificate representing such unexercised Warrants, with appropriate changes.

3.                            Delivery of Warrant Shares. Within three business days of receipt of this Warrant certificate together with a subscription form duly completed and executed in the form attached as Schedule “A” hereto and a wire transfer, certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation, the Corporation shall deliver or cause to be delivered to the Holder certificates or direct registration system statements representing the Warrant Shares subscribed for and purchased by the Holder hereunder, and a replacement Warrant certificate, if any.

4.                            No Rights of Shareholders. Nothing contained in this Warrant certificate (or in the Warrants evidenced hereby) shall be construed as conferring upon the Holder any right or interest whatsoever as a holder of common shares of the Corporation (the “Common Shares”) or any other right or interest except as herein expressly provided.

5.                            Adjustment of Subscription and Purchase Rights. From and after the date hereof, the Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the events and in the following manner:

(a)	In case of any reclassification of the Common Shares or change of the Common Shares into other shares, or in case of the consolidation, arrangement, merger, reorganization or amalgamation of the Corporation with or into any other corporation or entity which results in any reclassification of the Common Shares or a change of the Common Shares into other shares, or in case of any transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a “Reclassification of Shares”), at any time prior to the Time of Expiry, the Holder shall, after the effective date of such Reclassification of Shares and upon exercise of the right to purchase Warrant Shares hereunder, be entitled to receive, and shall accept, in lieu of the number of Warrant Shares to which the Holder was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such Reclassification of Shares if, on the effective date of such Reclassification of Shares, the Holder had been the registered holder of the number of Warrant Shares to which the Holder was theretofore entitled upon such exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the Holder of this Warrant certificate to the end that the provisions set forth in this Section 5 shall thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants evidenced hereby.

(b)           If and whenever at any time prior to the Time of Expiry the Corporation shall:

(i)            subdivide, re-divide or change the Common Shares into a greater number of shares;

(ii)           reduce, combine or consolidate the Common Shares into a lesser number of shares; or

(iii)          fix a record date for the issue o£ or distribution to, or issue Common Shares, Participating Shares or Convertible Securities (as such terms are defined in Section 13) to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution on the Common Shares payable in Common Shares, Participating Shares or Convertible Securities,

(any such event being hereinafter referred to as “Capital Reorganization”) and any such event results in an adjustment in the Exercise Price pursuant to paragraph (c), the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall he the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(c)	If and whenever at any time prior to the Time of Expiry, the Corporation shall engage in a Capital Reorganization, the Exercise Price shall, on the effective date, in the case of a subdivision or consolidation, or on the record date, in the case of a stock dividend, be adjusted by multiplying the Exercise Price in effect on such effective date or record date by a fraction: (A) the numerator of which shall be the number of Common Shares and Participating Shares outstanding before giving effect to such Capital Reorganization; and (B) the denominator of which is the number of Common Shares and Participating Shares outstanding after giving effect to such Capital Reorganization. The number of Common Shares and Participating Shares outstanding shall include the deemed conversion into or exchange for Common Shares or Participating Shares of any Convertible Securities distributed by way of stock dividend or other such distribution. Such adjustment shall be made successively whenever any event referred to in this paragraph shall occur.

(d)	Any issue of Common Shares, Participating Shares or Convertible Securities by way of a stock dividend or other such distribution shall be deemed to have been made on the record date thereof for the purpose of calculating the number of outstanding Common Shares under paragraphs (e) and (f).

(e)	If and whenever at any time prior to the Time of Expiry, the Corporation shall fix a record date for the issuance or distribution of rights, options or warrants to all or substantially all the holders of Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares, Participating Shares or Convertible Securities at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price of the Common Shares on such record date (any such event being hereinafter referred to as a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)          the numerator of which shall be the aggregate of (A) the number of Common Shares outstanding on such record date; and (B) a number determined by dividing whichever of the following is applicable by the Current Market Price of the Common Shares on the record date: (1) the amount obtained by multiplying the number of Common Shares or Participating Shares which the holders of Common Shares are entitled to subscribe for or purchase by the subscription or purchase price; or (2) the amount obtained by multiplying the maximum number of Common Shares or Participating Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities by the conversion or exchange price per share; and

(ii)         the denominator of which shall be the aggregate of: (A) the number of Common Shares outstanding on such record date; and (B) whichever of the following is applicable: (1) the number of Common. Shares or Participating Shares which the holders of Common Shares are entitled to subscribe for or purchase; or (2) the maximum number of Common Shares or Participating Shares which the holders of Common Shares are entitled to receive on the conversion or exchange of the Convertible Securities, and if any such event results in an adjustment in the Exercise Price, the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

Any Warrant Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price and the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall then be readjusted to the Exercise Price and number of Warrant Shares which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(f)	If and whenever at any time prior to the Time of Expiry, the Corporation shall fix a record date for the issue or distribution to all or substantially all the holders of Warrant Shares of:

(i)	shares of any class, whether of the Corporation or any other corporation;

(ii)	rights, options or warrants;

(iii)	evidences of indebtedness; or

(iv)	other assets or property;

and if such issue or distribution does not constitute a Capital Reorganization or a Rights Offering or does not consist of rights, options or warrants entitling the holders of Common Shares to subscribe for or purchase Common Shares, Participating Shares or Convertible Securities for a period expiring not more than 45 days after such record date and at a price per share (or having a conversion or exchange price per share) of at least 95% of the Current Market Price of the Common Shares on such record date (any such non-excluded event being hereinafter referred to as a “Special Distribution”) the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction: (I) the numerator of which shall be the amount by which (A) the amount obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date, exceeds (B) the fair market value (as determined. by the directors of the Corporation, which determination shall be conclusive, but subject to Toronto Stock Exchange (“TSX”) approval) to the holders of such Common Shares of such Special Distribution; and (H) the denominator of which shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price, and if any such event results in an adjustment in the Exercise Price, the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Special Distribution is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price and the number of Warrant Shares purchasable pursuant to the Warrants evidenced hereby shall then be readjusted to the Exercise Price and number of Warrant Shares which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(g)	No adjustment in the Exercise Price will be made pursuant to this Section 5 in respect of the issue from time to time of Common Shares issuable from time to time as dividends paid in the ordinary course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Common Share reorganization.

(h)	In any case in which this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder, upon the exercise of the Warrants evidenced hereby after such record date and before the occurrence of such event, the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Warrant Shares on and after such exercise.

(i)	The adjustments provided for in this Section 5 are cumulative, and shall, in the case of adjustments to the Exercise Price, be computed to the nearest one tenth of one cent and shall apply (without duplication) to successive Reclassifications of Shares, Capital Reorganizations, Rights Offerings and Special Distributions; provided that, notwithstanding any other provision of this Section 5, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price then in effect (except upon a consolidation of the outstanding Common Shares) (provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

(j)	No adjustment in the number of Warrant Shares which may be purchased upon exercise of the Warrants evidenced hereby or in the Exercise Price shall be made pursuant to this Warrant certificate if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants evidenced hereby for Warrant Shares prior to the effective date or record date of such event. Any such participation will be subject to TSX approval.

(k)	If at any time prior to the Time of Expiry the Corporation will take any action affecting the Common Shares, other than an action or an event described above in this Section 5, which in the opinion of the directors of the Corporation acting reasonably, would have a material adverse effect upon the rights of the Holder under this Warrant certificate, the Exercise Price and/or the number of Warrant Shares purchasable under this Warrant certificate will be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances, but subject to TSX approval.

(1)	In the event of any question arising with respect to the adjustments provided in this Section 5, such question shall conclusively be determined by the Corporation's auditors and such determination, absent manifest error, shall be binding upon the Corporation and the Holder.

(in)	As a condition precedent to the taking of any action which would require an adjustment in the subscription rights pursuant to the Warrants, including the Exercise Price and the number of such classes of shares or other securities or property which are to be received upon the exercise thereof, the Corporation shall take all corporate action which may, in the opinion of counsel, be necessary in order that the Corporation has reserved and there will remain unissued out of its authorized capital a sufficient number of Warrant Shares for issuance upon the exercise of the Warrants evidenced hereby, and that the Corporation may validly and legally issue as fully paid and non-assessable, all the shares of such classes or other securities, or may validly and legally distribute the property which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof

(n)	At least 21 days prior to the effective date or record date, as the case may be, of any event which requires an adjustment in the subscription rights pursuant to this Warrant certificate, including the Exercise Price and the number and classes of shares or other securities or property which are to be received upon the exercise thereof the Corporation shall give notice to the Holder of the particulars of such event and the required adjustment. If it is not reasonably practicable for the Corporation to give 21 days' notice as aforesaid, the Corporation will give as much notice as is reasonably practicable in the circumstances.

(o)	Subject to requisite TSX approval, the Corporation may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the board of directors of the Corporation.

6.                             Representations and Warranties of the Corporation. The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Warrant Shares from time to time subscribed for and purchased in the manner provided in this Warrant certificate and the certificate representing such Warrant Shares to be issued and that, at all times prior to the Time of Expiry, it will reserve and there will remain unissued a sufficient number of Warrant Shares to satisfy the right of purchase provided for in this Warrant certificate. All Warrant Shares which are issued upon the exercise of the right of purchase provided in this Warrant certificate, upon payment therefor of the amount at which such Warrant Shares may be purchased pursuant to the provisions of this Warrant certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof The Corporation hereby represents and warrants that this Warrant certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant certificate.

7.                             No Fractional Warrant Shares. The Corporation shall not be required to issue fractional Warrant Shares upon the exercise of the Warrants evidenced hereby. If any fractional interest in a Warrant Share would be deliverable upon the exercise of the Warrants evidenced hereby, the Corporation shall, in lieu of delivering any certificate for such fractional interest, round such fractional interest down to the nearest whole Warrant Share.

8.                             Transferability. The Warrants are transferable and the term “Holder” shall mean and include any successor, transferee or assignee of the current or any future Holder. The term “Holder” shall mean and include any successor of the Holder. The Warrants may be transferred by the Holder completing and delivering to the Company the transfer form attached hereto as Schedule “B”.

9.                             Register. The Warrants represented by this certificate are part of a class of warrants, 2021-BW. The Corporation shall cause a register to be kept in which shall be entered the names and addresses of all holders of 2021 -BW warrants of the Corporation and the number of 2021-BW warrants so held by them.

10.                           Ranking. All 2021-BW warrants of the Corporation shall rank pari passu.

11.                           Covenants.

(a)	The-Corporation shall use its reasonable best efforts to maintain its status as a “reporting issuer” (or the equivalent thereof) not in default of the requirements of the applicable securities laws of the Canadian jurisdictions in which the Corporation is currently a reporting issuer.

(b)	If the issuance of the Warrant Shares upon the exercise of the Warrants requires any filing or registration with or approval of any securities regulatory authority or other governmental authority or compliance with any other requirement under any law before such Warrant Shares may be validly issued, the Corporation agrees to use reasonable best efforts to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

(c)	The Corporation will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as may be reasonably required for effecting the intentions and provisions of this Warrant Certificate.

12.                          Replacement Certificate. Upon receipt of evidence satisfactory to the Corporation, acting reasonably, of the loss, theft, destruction or mutilation of this Warrant certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Warrant certificate), the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Warrant certificate).

13.                          U.S. Restrictions. The Warrants and the underlying Warrant Shares have not been and will not be registered under the U.S. Securities Act and may not be offered, sold, or otherwise transferred in the “United States” (as such term is defined in Regulation S under the U.S. Securities Act) or to or for the account or benefit of, “U.S. Persons” (as such term is defined in Regulation S under the U.S. Securities Act) or persons in the United States absent registration under the U.S. Securities Act and all applicable state securities laws or compliance with the requirements of an exemption therefrom. The Warrants may not be exercised by or on behalf of a U.S. Person or person in the United States, unless an exemption from registration is available under the U.S. Securities Act and any applicable state securities laws and, if required by the Corporation, the Corporation has received an opinion of counsel of recognized standing or other evidence to such effect in form and substance reasonably satisfactory to the Corporation. Notwithstanding anything contained herein, but subject to compliance with all applicable securities laws and the rules and requirements of the Financial Industry Regulatory Authority, Inc., the Corporation shall, upon written instructions from the Holder to be delivered to the Corporation within ninety (90) calendar days following the date of the issuance of this Warrant, transfer all or a portion of this Warrant to officers, directors, employees and other associated persons of the Holder and other registered dealers, agents and finders. Such transfer shall be effective upon delivery of this Warrant and the form of assignment attached hereto.

14.                          Definitions.

(a)	“Current Market Price”. For the purpose of any computation under this Warrant certificate, the “Current Market Price” at any date shall be the weighted average price per share for the 20 consecutive trading days ending two trading days before such date on the TSX of the Common Shares (or, if the Common. Shares are not listed on such stock exchange, on such other stock exchange on which the Common Shares are listed as may be selected for such purpose by the directors of the Corporation or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market), except that if any stock exchange on which the Common Shares are then trading. requires that the Current Market Price be calculated in a different manner, then the Current Market Price shall be calculated in such different manner. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said 20 consecutive trading days by the total number of such shares so sold;

(b)	“Participating Share” means a share (other than a Common Share) that carries the right to participate in earnings to an unlimited degree; and

(c)	“Convertible Securities” means securities convertible into or exchangeable for Common Shares or Participating Shares or both.

15.                          Successor. The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Corporation, acting reasonably, considers are necessary or advisable to establish that upon the consummation of such transaction:

(a)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Warrant certificate, and

(b)	the Warrants will be a valid and binding obligation of the successor corporation entitling the holder, as against the successor corporation, to all the rights of the holder under this Warrant certificate.

Whenever the conditions of this Section 14 shall have been duly observed and performed, the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

16.                           General.

(a)	The headings in this certificate are for reference only and do not constitute terms of the Warrant certificate.

(b)	Whenever the singular or masculine is used in this Warrant certificate the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

(c)	This Warrant certificate shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

(d)	This Warrant certificate shall be subject to, governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario with respect to any dispute related to or arising from this Warrant.

(e)	All references herein to monetary amounts are references to lawful money of the United States.

(f)	Any notice which the Corporation is required to give to the Holder hereunder shall be deemed to be properly given if sent by ordinary prepaid mail to the address for the Holder shown on cover page of this Warrant certificate (unless the Holder subsequently notifies the Corporation of a change of such address), and such notice will be deemed to be given at the time of mailing.

[Signature page follows]

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be executed this 25th day of August, 2021.

PROMIS NEUROSCIENCES INC.

By:
Authorized Signatory

Promis — Agent's Warrant Certificate

SCHEDULE “A”

SHARE PURCHASE WARRANT

SUBSCRIPTION FORM

(To be signed only upon exercise of such Warrant)

PROMIS NEUROSCIENCES INC.

Suite 200, 1920 Yonge Street

Toronto, Ontario

M4S 3E2

Facsimile: 416.847.6899

Dear Sirs/Mesdames:

The undersigned holder of the attached Warrant Certificate hereby subscribes for ____________common shares (the “Shares”) of ProMIS Neurosciences Inc. (the “Corporation”) for $ ________________ ($0.16 per Share) pursuant to the terms of the Warrant Certificate and contemporaneously with the execution and delivery hereof makes payment therefor on the terms specified in the Warrant Certificate.

The undersigned holder represents, warrants and certifies as follows (one (only) of the following must be checked):

A.	The undersigned holder at the time of exercise of the Warrants (i) is not in the United States; (ii) is not a U.S. person (iii) is not exercising the Warrants on behalf or for the account of a U.S. person or a person in the United States; and (iv) did not execute or deliver this Subscription Form in the United. States.

B.	The undersigned holder at the time of exercise of the Warrants (i) is the original holder who acquired the Warrants in the United States in connection with the Corporation's common share offering and who delivered an Agent's Certificate in the form attached as Exhibit 1 to Schedule “A” of the agency agreement dated August 25, 2021 to the Corporation in connection with its acquisition of the Warrants; (ii) is exercising the Warrants for its own account, and (iii) is an “accredited investor” as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) at the time of exercise of these Warrants and the representations and warranties of the holder made in the Agent's Certificate remain true and correct as of the date of exercise of these Warrants.

C.	The undersigned holder has delivered an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Corporation to the effect that an exemption from the registration requirements of the U.S. Securities Act, and applicable state securities laws is available for the issuance of the Shares.

Note: The undersigned holder understands that unless Box A above is checked, the certificates representing the Shares will be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

Note: Certificates representing Shares will not be registered or delivered to an address in the United States unless either Box B or Box C above is checked. If Box C is checked, any opinion or other evidence tendered must be in form and substance reasonably satisfactory to the Corporation. Holders planning to deliver any such documentation in connection with the exercise of the Warrants should contact the Corporation in advance to determine whether any opinions or other evidence to be tendered will be acceptable to the Corporation.

Note: The terms “U.S. person” and “United States” have the meaning ascribed thereto in Regulation S under the U.S. Securities Act.

It is understood that the Corporation and the Corporation's transfer agent may require evidence to verify the foregoing representations.

The undersigned irrevocably hereby directs that __________ Shares be issued and delivered as follows:

Name in Full	Address	Number of Shares

DATED this_____ day of ____________, __________.

(Signature)

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(include name and address of the transferee) Warrants exercisable for common shares of ProMIS Neurosciences Inc. (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

DATED this________day of__________________ , 202_.

Signature of Transferor guaranteed by (only required if
this Form of Transfer is executed by a non-registered
Warrant holder):

Medallion Signature Guarantee	Signature of Transferor
Stamp of Transferor

Address of Transferor

(check one)

☐	said transferee was not offered the Warrants in the United States and is not in the United States or a “U.S. Person” (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), and is not acquiring the Warrants for the account or benefit of a person in the United States or a U.S. Person; or

☐	enclosed herewith is an opinion of counsel (which the transferee understands must be satisfactory to the Company) to the effect that no violation of the U.S. Securities Act or applicable securities laws will result from transfer, exercise or deemed exercise of the Warrants.

It is understood that the Company may require additional evidence necessary to verify the foregoing. Notes:

1.	The signature to this transfer must correspond with the name written upon the face of this Warrant Certificate in every particular without any changes whatsoever.

2.	If the Transfer Form indicates that common shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature on this Transfer Form must be guaranteed by a Canadian chartered bank, or eligible guarantor institution with membership in an. approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words “Signature Guaranteed”